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                                                                   EXHIBIT 10.36

DATE OF DEED OF SUBORDINATION                                   12 NOVEMBER 2002

PARTIES

(1) VENTURE FINANCE PLC (Company Number 02281766) whose registered office is at Sussex House, Perrymount Road, Haywards Heath, West Sussex RH16 1DN ("Venture")

(2) MICROTEL INTERNATIONAL INC. (a Company incorporated under the laws of [ ]) and whose address for service is at 9845 Haven Avenue, Suite 100, Rancho Cucamonga, California, United States of America (the "Parent")

(3) XCEL CORPORATION LIMITED (Company Number 01969006) whose registered office is at Brunswick Road, Cobbswood, Ashford Kent TN23 1EH (the "Guarantor")

INTRODUCTION

A Venture has entered or shall enter into an Agreement for the Purchase of Debts (the "Agreement") with Xcel Power Systems Limited (the "Company") pursuant to which, the Company has assigned or shall assign certain of its book debts to Venture.

B The Guarantor has given or shall give a Guarantee and Indemnity (the "Guarantee") in favour of Venture in respect of all of the obligations of the Company to Venture, including any obligations of the Company to Venture arising under the Agreement.

C There exists certain intra-group indebtedness which is due owing or incurred by the Guarantor to the Parent and which is evidenced on certain intra group accounting arrangements.

D The parties hereto have entered into this Deed to regulate the basic upon which all or any part of the Intra Group Indebtedness (as hereinafter defined) may be discharged.

IT IS AGREED THAT:

1        INTERPRETATION

1.1 In this Deed, except where the context otherwise requires, each of the expressions set out below shall have the meaning ascribed to it:

         "Intra Group Indebtedness" means all and any monies and/or liabilities which are now or shall become due, owing or incurred by the Guarantor to the Parent in any manner actually or contingently, solely or jointly and whether as principal or surety.

2        SUBORDINATION

2.1 Subject to Clause 4 below, the Guarantor hereby irrevocably warrants and undertakes in favour of Venture that it shall not without the prior written consent of Venture take steps to discharge or discharge all or any part of the Intra Group Indebtedness until:




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         (a)      the Agreement has been validly terminated in accordance with the terms; and

         (b) Venture has unconditionally released the Guarantor from all and any of its obligations to Venture pursuant to the Guarantee; and

         (c) all and any monies and/or liabilities which are now or shall become due, owing or incurred by the Guarantor and/or the Company to Venture on any account whatsoever (including without limitation under the Agreement and/or the Guarantee) have been satisfied in full unconditionally and cannot be subsequently avoided or reduced (whether or not by or in pursuance of any provision of law or legal process).

3        UNDERTAKING OF THE PARENT

3.1 Subject to Clause 4 below, the Parent irrevocably warrants and undertakes in favour of Venture that it shall not without the prior written consent of Venture accept repayment of all or any part of the Intra Group Indebtedness from the Guarantor until the conditions described in Clauses 2.1(a) - 2.1(c) inclusive above have been duly satisfied.

4        PERMITTED REPAYMENTS

4.1 In the event that the aggregate amount of the Intra Group Indebtedness from time to time is in excess of two hundred thousand pounds sterling ((pound)200,000) (the "Threshold"), nothing in Clauses 2.1 and/or 3.1 shall prevent the Guarantor making, nor the Parent accepting repayment of all and any sums in excess of the Threshold.

5        RIGHTS OF THIRD PARTIES

5.1 A person, company or other legal entity that is not a party to this Deed does not have any rights pursuant to it and the provisions of the Contracts (Rights of Third Parties) Act 1999 are excluded from this Deed.

6        COUNTERPARTS

6.1 This Deed may be executed in any number of counterparts or documents, each in the like form, all of which, when taken together shall constitute one and the same document.

7        VARIATION AND TERMINATION

7.1 Save as otherwise specifically provided herein, any variation of this Deed shall be binding only if it is recorded in a document signed by or on behalf of each of the parties hereto.

7.2 This Deed may be terminated only if it is recorded in a document signed by or on behalf of each of the parties hereto.

8        LAW AND JURISDICTION

8.1 This Deed shall be governed by and construed in accordance with English Law and the parties hereto irrevocably submit to the jurisdiction of the English Courts.

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IN WITNESS whereof the parties hereto have executed and delivered this Deed as a deed the day and year first above written.

Signed and Delivered as a deed by

PAUL BEVERIDGE                                                /S/ PAUL BEVERIDGE
-----------------------------                                 ------------------

as Attorney for VENTURE FINANCE PLC
in the presence of:

PAUL ARPS                                                     /S/ PAUL ARPS
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Address of Witness

SUSSEX HOUSE, PERRYMOUNT ROAD
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HAYWARDS HEATH
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SIGNED and delivered as a deed by
MICROTEL INTERNATIONAL INC acting
by two directors or by one director and the secretary

Director
Signature                  :        /s/ Carmine T. Oliva
Name                       :

Director/Secretary
Signature                  :        /s/ Robert B. Runyon
Name                       :

SIGNED and delivered as a deed by XCEL
CORPORATION LIMITED acting by two
directors or by one director and the
secretary

Director
Signature                  :        /s/ Carmine T. Oliva
Name                       :

Director/Secretary
Signature                  :        /s/ Graham Jefferies
Name                       :

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